              MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2008 - OCTOBER 31, 2008

                                                                        AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL          SHARES    OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF      PURCHASED  PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING        BY FUND    BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ---------------- ------------ ---------- ---------- ----------
 The City of     08/08/08         -      $101.945    $965,000,000.00   1,140,000     0.11%        2.05%   Citi, Banc      JPMorgan
  New York                                                                                                of America     Securities
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Prager,
                                                                                                         Sealy & Co.,
                                                                                                         LlC, Siebert
                                                                                                           Brandford
                                                                                                         Shank & Co.,
                                                                                                         LLC, Cabrera
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                         Inc., Janney
                                                                                                          Montgomery
                                                                                                          Scott LLC,
                                                                                                           JPMorgan,
                                                                                                            Merrill
                                                                                                          Lynch & Co.,
                                                                                                          M.R. Beal &
                                                                                                           Company,
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                           Ramirez &
                                                                                                          Co., Inc.,
                                                                                                           Commerce
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                             Inc.,
                                                                                                            Raymond
                                                                                                            James &
                                                                                                          Associates,
                                                                                                             Inc.,
                                                                                                           Southwest
                                                                                                          Securities,
                                                                                                         Inc., Morgan
                                                                                                           Stanley,
                                                                                                          DEPFA First
                                                                                                            Albany
                                                                                                          Securities
                                                                                                           LLC, Loop
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           LLC, RBC
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           Wachovia
                                                                                                             Bank,
                                                                                                           National
                                                                                                         Association,
                                                                                                            Jackson
                                                                                                          Securities,
                                                                                                          Roosevelt &
                                                                                                             Cross
                                                                                                         Incorporated

 The City of     08/08/08         -      $101.788    $965,000,000.00   1,140,000     0.11%        2.05%   Citi, Banc      JPMorgan
  New York                                                                                               of America      Securities
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Prager,
                                                                                                         Sealy & Co.,
                                                                                                         LlC, Siebert
                                                                                                           Brandford
                                                                                                         Shank & Co.,
                                                                                                         LLC, Cabrera
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                         Inc., Janney
                                                                                                          Montgomery
                                                                                                          Scott LLC,
                                                                                                           JPMorgan,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                           M.R. Beal &
                                                                                                           Company,
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                           Ramirez &
                                                                                                          Co., Inc.,
                                                                                                           Commerce
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                             Inc.,
                                                                                                            Raymond
                                                                                                            James &
                                                                                                          Associates,
                                                                                                             Inc.,
                                                                                                           Southwest
                                                                                                          Securities,
                                                                                                         Inc., Morgan
                                                                                                           Stanley,
                                                                                                          DEPFA First
                                                                                                            Albany
                                                                                                          Securities
                                                                                                           LLC, Loop
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           LLC, RBC
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           Wachovia
                                                                                                             Bank,
                                                                                                           National
                                                                                                         Association,
                                                                                                            Jackson
                                                                                                          Securities,
                                                                                                          Roosevelt &
                                                                                                             Cross
                                                                                                         Incorporated